                                                            LOAN NO. 20028003005


                        INDEMNITY AND GUARANTY AGREEMENT


         THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of February 27, 2003, by Wilshire Oil Company of Texas, a Delaware corporation having an address of 921 Bergen Avenue, Jersey City, New Jersey, 07306 (
 "Indemnitor") in favor of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, having an address at 4 World Financial Center, 250 Vesey Street, New York, NY, 10080 ("Lender"). All capitalized terms used but not defined herein shall have the meaning set forth in the Mortgage (as hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, concurrently herewith, Lender has extended to Biltmore Club Apartments, L.L.C., a Delaware limited liability company (the "Borrower") a loan in the original principal amount of NINE MILLION THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($9,300,000.00) (the "Loan"), which is evidenced by the Note in said amount and secured by (i) that certain Multifamily Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing, dated the date hereof, given by Borrower to First American Title Insurance Company, as trustee, for the benefit of Lender, encumbering the Property commonly known as Biltmore Club Apartments in the County of Maricopa and the State of Arizona (the "Mortgage") and (ii) the other Loan Documents;

         WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Mortgage; and

         WHEREAS, Indemnitor is an Affiliate of Borrower and will derive substantial economic benefit from Lender making the Loan to Borrower and therefore agrees to provide such indemnification;

         NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

         1. Indemnity and Guaranty. Indemnitor hereby assumes liability for, guarantees payment to Lender of, agrees to pay, protect, defend and save Lender harmless and indemnifies Lender from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, demands and judgments paid, imposed upon Lender or to which Lender may be subject, or any reduction in amounts recovered by Lender directly or indirectly (including, without limitation, any future reduction in sales price of, or unmarketability and consequent inability of Lender to foreclose on or otherwise sell, the Property and the lost opportunity costs resulting from the inability of Lender to sell or dispose of its interest in the Property) (collectively, "Costs") as a result of Borrower, or any Affiliate, indemnitor, guarantor, agent or employee of Borrower:

         (i) misapplying or misappropriating any proceeds of insurance policies or condemnation awards in connection with the Property;

         (ii) misapplying (under any lease, the Mortgage or any other agreement) or misappropriating any Rents, security deposits or other refundable deposits paid to or held by or on behalf of Lender;

         (iii) receiving any Rent or other payments under Leases more than one month in advance;

         (iv) committing waste, arson or damage to the Property as a result of intentional misconduct or gross negligence;

         (v) removing any Equipment or other Property in violation of the Mortgage or other Loan Documents;

         (vi) committing fraud or making any material misrepresentation in connection with the Loan or the ownership, use, operation or management of the Property;

         (vii)        transferring or encumbering the Property in violation of
                      Article VIII of the Mortgage; or

         (viii) failing to maintain the existence of Borrower as a Special-Purpose Entity or otherwise failing to comply with
                      Article XII of the Mortgage.

         This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower, any guarantor, any other Person nor against the collateral for the Loan. If the obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, Indemnitor shall remain liable for all remaining obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

         2. Indemnification Procedures.

                  (a) If any action, proceeding, litigation, claim, loss, liability or other Cost shall be brought or asserted against Lender for any matter which Lender is indemnified hereunder (each, a "Claim"), Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement. Any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in connection with any Claim and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any Claim, such failure shall constitute an Event of Default and Lender may, at its sole election, defend or settle such Claim. The liability of Indemnitor to Lender hereunder shall be conclusively established by any settlement entered into by Lender in good faith, and such good faith shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender. The amount of Indemnitor's liability hereunder shall include the settlement consideration and all other Costs, which shall be paid by Indemnitor as hereinafter provided.

                  (b) Indemnitor shall not, without the prior written consent of Lender, settle or compromise any Claim in any manner or consent to the entry of any judgment (i) in which the claimant or plaintiff does not unconditionally release Lender from all liability in respect of such Claim and obtain a dismissal of such Claim with prejudice; or (ii) that may adversely affect Lender (as determined by Lender) or obligate Lender to pay any sum or perform any obligation. Any release of Lender shall be in writing and shall be in form, scope and substance satisfactory to Lender.

                  (c) Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. All Costs shall be immediately reimbursable to Lender, without any requirement of waiting for the ultimate outcome of any Claim. Any Costs not paid within the aforementioned ten (10) day period shall bear interest at the Default Rate from the date incurred until the date paid in full.

         3. Reinstatement of Obligations. If at any time all or any part of any payment received by Lender pursuant to this Agreement shall be rescinded or returned for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower, then the obligations of Indemnitor hereunder shall, to the extent of such rescinded or returned payment, be reinstated and shall continue as though such previous payment received by Lender had never occurred.

         4. Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

                  (a) Any right to require Lender (i) to proceed against Borrower or any other Person, (ii) to proceed against or exhaust any security held by Lender at any time or (iii) to pursue any other remedy in Lender's power or under any other agreement, in any case, before proceeding against Indemnitor hereunder;

                  (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person;

                  (c) Demand, presentment for payment, protest and notice of protest, demand, dishonor and nonpayment and all other notices except as expressly required in the Loan Documents including, without limitation, notice of new or additional indebtedness or obligations or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other Person whomsoever under this Agreement or any other Loan Document;

                  (d) Any defense based upon an election of remedies, splitting a cause of action or merger of judgments by Lender;

                  (e) Any right or claim of right to cause a marshaling of the assets of Indemnitor;

                  (f) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

                  (g) Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender (i) has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume,
(ii) has reason to believe that such facts are unknown to Indemnitor or (iii) has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, the financial and physical condition of the Property and all other circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

                  (h) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

                  (i) Any lack of commercial reasonableness in dealing with the collateral for the Loan;

                  (j) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any Persons now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

                  (k) Any claim that the automatic stay provided by 11 U.S.C. ss. 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now existing or hereafter acquired, which Lender may have against Indemnitor, the Borrower or the collateral for the Loan;

                  (l) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

                  (m) Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise;

                  (n) The benefits of any statutory or other provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq. and Rule 17(f) of the Arizona Rules of Civil Procedure; and

                  (o) Any benefit of, and any right to participate in, any security now or hereafter held by Lender, until payment and performance of all of Indemnitor's obligations hereunder, any right of subrogation.

         Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other Person to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. ss. 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

         5. General Provisions.

                  (a) Rules of Construction. This Agreement is governed by and incorporates by reference the Rules of Construction set forth in Article XV of the Mortgage, which shall have the same force and effect as if fully set forth herein.

                  (b) Full Recourse. Notwithstanding any provision of any other Loan Document to the contrary, all of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

                  (c) Reliance. Indemnitor acknowledges that Lender would not make the Loan to Borrower without being able to rely upon the covenants and obligations of Indemnitor set forth herein. Accordingly, Indemnitor intentionally and unconditionally enters into this Agreement.

                  (d) Survival. To the fullest extent permitted by law, this Agreement shall be deemed to be continuing in nature and remain in full force and effect and survive the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.

                  (e) Subordination; No Recourse Against Lender. Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender. Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or any other Loan Documents.

                  (f) Financial Statements. Indemnitor hereby agrees to furnish Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor, certified by Indemnitor, in form and substance acceptable to Lender. Indemnitor hereby warrants and represents to Lender that any and all balance sheets, net worth statements and other financial data which have been or may be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

                  (g) Nature of Obligations. The obligations of Indemnitor hereunder are independent of the obligations of Borrower. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Indemnitor whether or not Indemnitor is the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender's rights hereunder shall not be exhausted until all of the obligations of Indemnitor hereunder have been fully paid and performed.

                  (h) No Limitation on Liability. Indemnitor hereby consents and agrees that any of the following may occur from time to time, without notice or consideration to, or consent of, Indemnitor, and the liability of Indemnitor hereunder shall remain unconditional and absolute and shall in no way be impaired or limited by reason thereof:

                  (i) any extension of time for performance required by any of the Loan Documents or otherwise granted by Lender or any extension or renewal of the Note;

                  (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Property;

                  (iii) any change in the composition of Borrower, including, without limitation, the voluntary or involuntary withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower;

                  (iv) any representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents;

                  (v) the release of Borrower or of any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise;

                  (vi) the release or substitution in whole or in part of any security for the Loan;

                  (vii) Lender's failure to record the Mortgage or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan;

                  (viii) the modification of the terms of any one or more of the Loan Documents; or

                  (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other Person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

                  (i) Representations. Indemnitor represents and warrants that there is no bankruptcy, reorganization or insolvency proceeding pending or, to its knowledge, threatened against it.

                  (j) Enforcement. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.

                  (k) Professionals' Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' and consultants' fees and disbursements, incurred by Lender as a result thereof and all such amounts shall be included in Costs. In the event of legal proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

                  (l) Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor hereunder. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time and no action hereunder shall preclude any subsequent action.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first above written.


                                         Wilshire Oil Company of Texas
                                         a Delaware corporation



                                         By:
                                             ----------------------------------
                                             Its:  President

                                 Acknowledgment

STATE OF ARIZONA)
                ) ss.
County of ______)

         The foregoing instrument was acknowledged before me this _____ day of __________, 2003, by __________________________, the ___________ of WILSHIRE OIL
COMPANY OF TEXAS, a Delaware corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                               _________________________
                               Notary Public

My commission expires:

________________________